                               AMENDMENT NO. 23 TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)


         The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the removal of AIM Aggressive Growth Fund, AIM Blue Chip Fund and AIM Weingarten Fund.

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)



AIM COUNSELOR SERIES TRUST

         AIM Advantage Health Sciences Fund --              Class A
                                                            Class C

         AIM Multi-Sector Fund --                           Class A
                                                            Class C
                                                            Institutional Class

AIM EQUITY FUNDS
         [AIM Aggressive Growth Fund --                     Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class]

         [AIM Blue Chip Fund --                             Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class]

         AIM Capital Development Fund --                    Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

         AIM Charter Fund --                                Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Constellation Fund --                          Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Diversified Dividend Fund --                   Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

         AIM Large Cap Basic Value Fund --                  Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

         AIM Large Cap Growth Fund --                       Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

         AIM Mid Cap Growth Fund --                         Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Select Basic Value Fund -                      Class A
                                                            Class C

         [AIM Weingarten Fund --                            Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class]

AIM FUNDS GROUP
         AIM Basic Balanced Fund --                         Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

         AIM European Small Company Fund --                 Class A
                                                            Class C

         AIM Global Value Fund --                           Class A
                                                            Class C
                                                            Institutional Class

         AIM International Small Company Fund --            Class A
                                                            Class C
                                                            Institutional Class

         AIM Mid Cap Basic Value Fund --                    Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Premier Equity Fund --                         Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Select Equity Fund --                          Class A
                                                            Class C

         AIM Small Cap Equity Fund --                       Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

AIM GROWTH SERIES
         AIM Basic Value Fund --                            Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Conservative Allocation Fund --                Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Global Equity Fund --                          Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Growth Allocation Fund --                      Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Income Allocation Fund --                      Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM International Allocation Fund --               Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Mid Cap Core Equity Fund --                    Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Moderate Allocation Fund --                    Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Moderate Growth Allocation Fund --             Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Moderately Conservative Allocation Fund --     Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Small Cap Growth Fund --                       Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
         AIM Asia Pacific Growth Fund --                    Class A
                                                            Class C

         AIM European Growth Fund --                        Class A
                                                            Class C
                                                            Class R
                                                            Investor Class


         AIM Global Aggressive Growth Fund --               Class A
                                                            Class C

         AIM Global Growth Fund --                          Class A
                                                            Class C

         AIM International Core Equity Fund --              Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

         AIM International Growth Fund --                   Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

AIM INVESTMENT FUNDS
         AIM Developing Markets Fund --                     Class A
                                                            Class C
                                                            Institutional Class



         AIM Global Health Care Fund -                      Class A
                                                            Class C
                                                            Investor Class

         AIM Trimark Endeavor Fund --                       Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Trimark Fund --                                Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Trimark Small Companies Fund --                Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

AIM INVESTMENT SECURITIES FUNDS
         AIM Global Real Estate Fund --                     Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM High Yield Fund --                             Class A
                                                            Class C
                                                            Institutional Class
                                                            Investor Class

         AIM Income Fund --                                 Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

         AIM Intermediate Government Fund --             Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

         AIM Limited Maturity Treasury Fund --           Class A
                                                         Class A3
                                                         Institutional Class

         AIM Money Market Fund --                        AIM Cash Reserve Shares
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

         AIM Municipal Bond Fund --                      Class A
                                                         Class C
                                                         Investor Class

         AIM Real Estate Fund --                         Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

         AIM Short Term Bond Fund --                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

         AIM Total Return Bond Fund --                   Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM SECTOR FUNDS
         AIM Energy Fund --                              Class A
                                                         Class C
                                                         Institutional Class
                                                         Investor Class

         AIM Financial Services Fund --                  Class A
                                                         Class C
                                                         Investor Class

         AIM Gold & Precious Metals Fund --              Class A
                                                         Class C
                                                         Investor Class

         AIM Leisure Fund --                             Class A
                                                         Class C
                                                         Class R
                                                         Investor Class

         AIM Technology Fund --                             Class A
                                                            Class C
                                                            Institutional Class
                                                            Investor Class

         AIM Utilities Fund --                              Class A
                                                            Class C
                                                            Institutional Class
                                                            Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
         AIM Opportunities I Fund --                        Class A
                                                            Class C

         AIM Opportunities II Fund --                       Class A
                                                            Class C

         AIM Opportunities III Fund --                      Class A
                                                            Class C

AIM STOCK FUNDS
       AIM Dynamics Fund --   Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

       AIM Small Company Growth Fund --  Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

       AIM S&P 500 Index Fund --                            Institutional Class
                                                            Investor Class

AIM SUMMIT FUND                                             Class A
                                                            Class C

AIM TAX-EXEMPT FUNDS
         AIM High Income Municipal Fund --                  Class A
                                                            Class C

         AIM Tax-Exempt Cash Fund --                        Class A
                                                            Investor Class

         AIM Tax-Free Intermediate Fund --                  Class A
                                                            Class A3
                                                            Institutional Class

AIM TREASURER'S SERIES TRUST
       Premier Portfolio                                    Investor Class
       Premier Tax-Exempt Portfolio                         Investor Class
       Premier U.S. Government Money Portfolio              Investor Class"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  March 13, 2006

                                    Each Fund (listed on Schedule A) on behalf of the Shares of each Portfolio listed on Schedule A


                                    By:
                                         ---------------------------------------
                                             Robert H. Graham
                                             President



                                    AIM distributors, inc.


                                    By:
                                         ---------------------------------------
                                             Gene L. Needles
                                             President